UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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☐	Filed by a Party other than the Registrant

Check the appropriate box

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

BAKER HUGHES COMPANY

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

styleINA P.O. BOX 8016, CARY, NC 27512-9903 Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held On May 20, 2025 Baker Hughes Company For Shareholders of record as of March 24, 2025 Annual Meeting of Shareholders To order paper materials, use one of the Tuesday, May 20, 2025 8:00 AM, Central Daylight Time Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/bakerhughes following methods. for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/bakerhughes Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/bakerhughes directions to attend the meeting go to www.proxydocs.com/bakerhughes To vote your proxy while visiting this site, you will need the 12 digit Call: control number in the box below. 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have * If requesting material by e-mail, please send a blank e-mail with the to be delivered in paper. Proxy materials can be distributed by making them available on the 12 digit control number (located below) in the subject line. No other internet. requests, instructions OR other inquiries should be included with your e-mail requesting material. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 9, 2025. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Baker Hughes Company Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE:    FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. The Election of Directors 1.01 W. Geoffrey Beattie 1.02 Abdulaziz M. Al Gudaimi 1.03 Gregory D. Brenneman 1.04 Cynthia B. Carroll 1.05 Michael R. Dumais 1.06 Shirley A. Edwards 1.07 Ilham Kadri 1.08 John G. Rice 1.09 Lorenzo Simonelli 1.10 Mohsen M. Sohi 2. An advisory vote related to the Company’s executive compensation program 3. The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2025